UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 22, 2014, Southwest Bancorp, Inc. (the “Company”) issued a press release reporting its results of operations and its financial condition for the quarter ended March 31, 2014.   The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

On Wednesday,  April 23, 2014, at 8:30 a.m. Central Time, the Company will host an investor conference call and webcast to review its first quarter 2014 financial results.  The webcast will include a slide presentation which consists of information regarding the Company's operating and growth strategies and financial performance.  The presentation materials will be posted on the Company's website on April 23, 2014.  The presentation materials are attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

99.1:Press Release dated April 22, 2014

99.2:Presentation materials

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2014

SOUTHWEST BANCORP, INC. By: /s/ Mark W. Funke Name: Mark W. Funke Title: President and CEO

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release dated April 22, 2014	Filed herewith electronically
99.2	Presentation materials	Filed herewith electronically